UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2001

MISSISSIPPI CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-12217	64-0292638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3622 Highway 49 East Yazoo City, Mississippi	39194
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 662-746-4131

Item 5. Other Events.

     On August 20, 2001, Mississippi Chemical Corporation (the "Company") issued a press release announcing its results of operations for its fourth fiscal quarter ended June 30, 2001. The press release also announced that on August 15, 2001, the Company amended its revolving credit facility pursuant to the Fourth Amendment to Credit Agreement among Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, Bank of Montreal, Chicago Branch, in its capacity as syndication agent thereunder, and Credit Agricole Indosuez (formerly known as Caisse Nationale de Credit Agricole) in its capacity as co-agent thereunder, and the member banks party thereto. The Fourth Amendment and the press release are more particularly described in the Exhibits attached to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

   (c)              Exhibits.

10.1

Fourth Amendment to Credit Agreement, effective as of August 15, 2001, among Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, Bank of Montreal, Chicago Branch, in its capacity as syndication agent thereunder, and Credit Agricole Indosuez (formerly known as Caisse Nationale de Credit Agricole) in its capacity as co-agent thereunder, and the member banks party thereto

99	Press Release dated August 20, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION By: /s/ Timothy A . Dawson Timothy A. Dawson Senior Vice President and Chief Financial Officer

Date:   August 20, 2001

EXHIBIT INDEX

       The following exhibits required by Item 601 of Regulation S-K are either incorporated by reference in this Current Report on Form 8-K (as designated by an asterisk) or are attached to this Current Report on Form 8-K filed with the Securities and Exchange Commission.

EXHIBIT NUMBER	DESCRIPTION	DESIGNATION

10.1

Fourth Amendment, effective as of August 15, 2001, among Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, Bank of Montreal, Chicago Branch, in its capacity as syndication agent thereunder, and Credit Agricole Indosuez (formerly known as Caisse Nationale de Credit Agricole) in its capacity as co-agent thereunder, and the member banks party thereto.

Attached
10.2

Third Amendment, effective as of February 24, 2000, to Credit Agreement dated as of November 25, 1997, among the Company, the Lenders Party Thereto; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; and Credit Agricole Indosuez, as Co-Agent, establishing the Company's $200 million revolving line of credit, filed as Exhibit 10.9 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, SEC File No. 001-12217, and incorporated herein by reference.

*
10.3

Second Amendment, effective as of September 17, 1999, to Credit Agreement dated as of November 25, 1997, among the Company, the Lenders Party Thereto; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; and Credit Agricole Indosuez, as Co-Agent, establishing the Company's $200 million revolving line of credit, filed as Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, SEC File No. 001-12217, and incorporated herein by reference.

*
10.4

First Amendment, effective as of June 10, 1999, to Credit Agreement dated as of November 25, 1997, among the Company; the Lenders Party Thereto; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; and Credit Agricole Indosuez, as Co-Agent, establishing the Company's $200 million revolving line of credit; filed as Exhibit 10.7 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, SEC File No. 001-12217, and incorporated herein by reference.

*
10.5

Credit Agreement dated as of November 25, 1997, among the Company; the Lenders Party Thereto; Harris Trust and Savings Bank, as Administrative Agent; Bank of Montreal, Chicago Branch, as Syndication Agent; and Credit Agricole Indosuez, as Co-Agent, establishing the Company's $200 million revolving line of credit; filed as Exhibit 10.6 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, SEC File No. 0-20411, and incorporated herein by reference.

*
99	Press Release dated August 20, 2001.	Attached